JPMORGAN INVESTMENT TRUST

JPMorgan Investment Trust Bond Portfolio

JPMorgan Investment Trust Government Bond Portfolio

JPMorgan Investment Trust Balanced Portfolio

JPMorgan Investment Trust Large Cap Growth Portfolio

JPMorgan Investment Trust Equity Index Portfolio

JPMorgan Investment Trust Diversified Equity Portfolio

JPMorgan Investment Trust Mid Cap Growth Portfolio

JPMorgan Investment Trust Diversified Mid Cap Portfolio

JPMorgan Investment Trust Mid Cap Value Portfolio

Supplement dated April 11, 2006 to the Prospectus dated May 1, 2005

This Supplement supersedes the Supplement regarding the JPMorgan Investment Trust Mid Cap Value Portfolio dated January 18, 2006.

Effective May 1, 2006, the JPMorgan Investment Trust Mid Cap Value Portfolio (the “Portfolio”) will accept new purchases only as described below:

•	The Portfolio will accept new purchases from existing variable annuity contracts and variable life insurance policies that offered the Portfolio as a funding vehicle prior to May 1, 2006 (collectively, “Insurance Products”).

•	Dividends and capital gains distributions which are automatically reinvested in Portfolio shares will continue to be reinvested.

The Portfolio will not allow any new insurance products to offer the Portfolio on or after May 1, 2006; however, any contract owners of the Insurance Products will be permitted to continue to purchase new shares on and after May 1, 2006.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-MCVP2-406